PROSPECTUS SUPPLEMENT

AUGUST 1, 2016

for

THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2016 for The Guardian Investor® Individual Variable Annuity, a variable annuity contract issued through The Guardian Separate Account D.

Effective as of close of business on July 29, 2016, Victory Capital Management Inc. (“Victory Capital”) acquired RS Investment Management Co. LLC, the investment adviser to the RS Funds. Pursuant to approval by shareholders of the RS Funds and the boards of trustees of RS Variable Products Trust and Victory Variable Insurance Funds, each of the RS Funds was reorganized into a corresponding, newly-formed fund within the Victory Capital family of funds.

As a result of this acquisition, please note the following changes to your Prospectus:

1. The Fund list on the front cover is amended to reflect that the RS Funds have been reorganized into newly-formed funds within the Victory Capital family of funds. The RS Funds listed have been replaced with the following:

•	Victory Variable Insurance Funds (formerly the RS Variable Products Trust)
–	Victory Sophus Emerging Markets VIP Series (formerly the RS Emerging Markets VIP Series)
–	Victory High Yield VIP Series (formerly the RS High Yield VIP Series)
–	Victory RS International VIP Series (formerly the RS International VIP Series)
–	Victory INCORE Investment Quality Bond VIP Series (formerly the RS Investment Quality Bond VIP Series)
–	Victory RS Large Cap Alpha VIP Series (formerly the RS Large Cap Alpha VIP Series)
–	Victory INCORE Low Duration Bond VIP Series (formerly the RS Low Duration Bond VIP Series)
–	Victory S&P 500 Index VIP Series (formerly the RS S&P 500 Index VIP Series)
–	Victory RS Small Cap Growth Equity VIP Series (formerly the RS Small Cap Growth Equity VIP Series)

2. The first bullet in the section entitled “EXPENSES” has been replaced with the following:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract range from 0.38% to 1.34%, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

3. The information regarding fund operating expenses in the section entitled “TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES” has been replaced with the following:

Total Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)*	0.38%	1.34%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

*	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2015 for all underlying mutual funds, except the Victory Variable Insurance Funds. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

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4. The example examples in the section entitled “Expense Examples” has been replaced with the following:

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) 1.34% maximum and (b) 0.38% minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods
1 year		3 years		5 years		10 years
(a) $	877	(a) $	1,473	(a) $	1,985	(a) $	3,519
(b) $	782	(b) $	1,185	(b) $	1,490	(b) $	2,528

Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods
1 year		3 years		5 years		10 years
(a) $	328	(a) $	999	(a) $	1,691	(a) $	3,519
(b) $	227	(b) $	697	(b) $	1,190	(b) $	2,528

Chart 3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods
1 year		3 years		5 years		10 years
(a) $	847	(a) $	1,384	(a) $	1,836	(a) $	3,220
(b) $	752	(b) $	1,094	(b) $	1,329	(b) $	2,198

Chart 4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods
1 year	3 years		5 years		10 years
(a) $296	(a) $	905	(a) $	1,537	(a) $	3,220
(b) 196	(b) $	602	(b) $	1,029	(b) $	2,198

A table of accumulation unit values is in Appendix A – Summary Financial Information.

5. The information regarding your allocation options in the section entitled “VARIABLE INVESTMENT OPTIONS” is amended to reflect that the RS Funds have been reorganized into newly-formed funds within the Victory Capital family of funds. The RS Funds are no longer available as investment options under your policy and have been replaced with the following:

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory Sophus Emerging Markets VIP Series (formerly the RS Emerging Markets VIP Series)	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, an emerging market country is one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. Also for purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory High Yield VIP Series (formerly the RS High Yield VIP Series)	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the investment team to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, and loans. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144	Park Avenue Institutional Advisers LLC 7 Hanover Square NY, NY 10004
Victory RS International VIP Series (formerly the RS International VIP Series)	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory INCORE Investment Quality Bond VIP Series (formerly the RS Investment Quality Bond VIP Series)	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory RS Large Cap Alpha VIP Series (formerly the RS Large Cap Alpha VIP Series)	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory INCORE Low Duration Bond VIP Series (formerly the RS Low Duration Bond VIP Series)	A high level of current income consistent with preservation of capital.	Normally invests at least 80% of its net assets in debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory S&P 500 Index VIP Series (formerly the RS S&P 500 Index VIP Series)	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Normally invests primarily in stocks of companies included in the S&P 500 by investing at least 95% of its net assets in the stocks of companies included in the S&P 500. Because the Fund is intended to track the performance of the S&P 500, the Fund’s investment management team does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. For purposes of this investment strategy, the percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory RS Small Cap Growth Equity VIP Series (formerly the RS Small Cap Growth Equity VIP Series)	Long-term capital growth.	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Please refer to your prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

Note: If you received a summary prospectus for a fund listed in the chart above, please follow the directions on the first page of the summary prospectus if you wish to obtain a copy of the full fund prospectus, or contact our Customer Service Office at 1-800-221-3253.

Except as set forth herein, all other provisions of the Prospectus noted above, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.